Calvert Socially Responsible Funds Prospectus
And Class I (Institutional) Shares Prospectus

Calvert World Values Fund, Inc.
International Equity Fund

Prospectus dated: January 31, 2001
Date of Supplement: October 3, 2001


The name of the Fund's subadvisor, Murray Johnstone International, Ltd., has changed to Aberdeen Asset Management, Inc., effective September 1, 2001. All references in the Prospectus to "Murray Johnstone" should be changed to "Aberdeen Asset Management."